UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co. LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

The Travelers Series Fund Inc.

Social Awareness Stock Portfolio

INVESTMENT  PRODUCTS:  NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

The Travelers Series Fund Inc.

Social Awareness Stock Portfolio

Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term capital appreciation and retention of net investment income.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through

September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times the past 12-months period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes for the past 12 months have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the twelve month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively low inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indices returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indices returning 11.96% and 8.99%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Travelers Series Fund Inc.         1

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a whole-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contracts to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

2         Travelers Series Fund Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Travelers Series Fund Inc.         3

Manager Overview

Special Shareholder Notice

Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Domestic economic growth continued to show clear signs of improvement during the fiscal year. In addition to solid Gross Domestic Product (“GDP”)i; inflation remained relatively low, and consumer and business spending exhibited positive trends. However, the stock market traded in a fairly tight range during the reporting period. This was due to a variety of factors that impacted investor sentiment, including the war in Iraq, high energy prices, hurricanes, trade imbalances, a growing budget deficit, and higher interest rates offset the growing economy and strong corporate earnings. We believe that interest rates and earnings will continue to be the main determinants of stock prices in 2006.

Within this environment, the Fund performed as follows:

Fund Performance as of October 31, 2005 (unaudited)

	6 months	12 months

Social Awareness Stock Portfolio	7.57%	10.11%

S&P 500 Index	5.27%	8.72%

Lipper Variable Specialty/Miscellaneous Funds Category Average	10.79%	10.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005 and include the reinvestment of all distributions, including returns of capital, if any. Returns were calculated among the 141 funds for the six-month period and among the 141 funds for the 12-month period in the variable specialty/miscellaneous funds category.

4         Travelers Series Fund Inc. 2005 Annual Report

Performance Update1

For the 12 months ended October 31, 2005, the Social Awareness Stock Portfolio returned 10.11%. The Fund outperformed it’s unmanaged benchmark, the S&P 500 Index,ii which returned 8.72% for the same period. The Fund’s Lipper Variable Specialty/Miscellaneous Funds Category Average2 increased 10.88% over the same time frame.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. The biggest contributor to the Fund’s performance for the period was its position in Genentech Inc. in the health care sector. Genentech benefited from clinical trial successes for several of its drugs, most notably Avastin for treatment of cancer. Genentech’s shares were up 99% during the reporting period. Two other top contributors to performance were Teva Pharmaceutical Industries Ltd. and Amgen Inc. Like Genentech, both Teva and Amgen operate in the health care sector. Teva benefited from good pipeline growth for its generic drug business and key positive outcomes in patent disputes with large pharmaceutical companies. Amgen shares awoke from a five-year slumber. Investor concerns about its key drugs, Epogen and Neupogen, and their growth potential was an issue. However, this was somewhat minimized by Amgen’s product extensions and development of significant new drugs that will potentially provide additional growth opportunities in the future. Teva’s and Amgen’s shares were up 46% and 33%, respectively, over the reporting period.

Q. What were the leading detractors from performance?

A. The largest single detractor from Fund performance during the period was Pfizer Inc. in the health care sector. Pfizer suffered a considerable drop in its share price due to patent challenges for its blockbuster cholesterol drug Lipitor and potential large liability from lawsuits around its pain relievers Bextra and Celebrex. We continue to own Pfizer, as we believe the stock has sold off more than the situation warrants, but we continue to monitor the situation closely. Pfizer’s shares were down more than 24% in the period.

Examples of two other largest detractors from performance during the period were Tyco International, Ltd. and Viacom Inc. Tyco’s shares were down 15% after management cautioned investors that its growth rate would likely moderate going forward. Viacom shares were also down 15% as investors questioned the value of Viacom’s traditional media assets in the “new media” age of the Internet. We continue to own both Tyco and Viacom, as we believe investors have overreacted to these issues and the firm’s stocks are compellingly valued at current levels.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 141 funds in the Fund’s Lipper category.

Travelers Series Fund Inc. 2005 Annual Report         5

Q. Were there any significant changes to the Fund during the reporting period?

A. No, there were no significant changes to the Fund over the last 12 months.

Thank you for your investment in the Social Awareness Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

William Theriault

Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Teva Pharmaceutical Industries, Ltd. (2.9%), Microsoft Corp. (2.8%), SLM Corp. (2.7%), Symantec Corp. (2.5%), BP PLC (2.4%), Intel Corp. (2.3%), Tyco International Ltd. (2.1%), Nokia Corp. (2.1%), Genentech Inc. (2.1%) and Amgen Inc. (1.9%). Please refer to pages 11 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investment. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Information Technology (22.9%), Financials (19.0%), Health Care (18.8%), Consumer Discretionary (12.3%) and Industrials (8.4%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

6         Travelers Series Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Travelers Series Fund Inc. 2005 Annual Report         7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Social Awareness Stock Portfolio	7.57%	$1,000.00	$1,075.70	0.75%	$3.92

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Travelers Series Fund Inc. 2005 Annual Report

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Social Awareness Stock Portfolio	5.00%	$1,000.00	$1,021.42	0.75%	$3.82

(1)	For the six months ended October 31, 2005.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Travelers Series Fund Inc. 2005 Annual Report         9

Fund Performance (unaudited)

Average Annual Total Returns† (unaudited)
Twelve Months Ended 10/31/05	10.11%

Five Years Ended 10/31/05	(3.19)

Ten Years Ended 10/31/05	8.10

Cumulative Total Return† (unaudited)
Ten Years Ended 10/31/05	212.31%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Social Awareness Stock Portfolio vs. Consumer Price Index vs. S&P 500 Index† (October 1995 — October 2005)

†	Hypothetical illustration of $10,000 invested in shares of the Social Awareness Stock Portfolio on October 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The S&P 500 Index is a market-capitalization weighted index of 500 widely held common stocks. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns.

10         Travelers Series Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005)

SOCIAL AWARENESS STOCK PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 99.2%
CONSUMER DISCRETIONARY — 12.3%
Hotels, Restaurants & Leisure — 0.6%
29,650	Expedia Inc.*	$557,124

Household Durables — 1.6%
6,900	Black & Decker Corp.	566,697
14,234	KB HOME	930,192

	Total Household Durables	1,496,889

Internet & Catalog Retail — 0.8%
29,650	IAC/InterActiveCorp.*	759,040

Media — 5.5%
24,400	Cablevision Systems Corp., New York Group, Class A Shares*	605,120
4,700	Clear Channel Communications Inc.	142,974
18,600	Comcast Corp., Special Class A Shares*	509,826
8,100	Omnicom Group Inc.	671,976
73,300	Time Warner Inc.	1,306,939
41,950	Viacom Inc., Class B Shares	1,299,191
22,900	Westwood One Inc.	423,650

	Total Media	4,959,676

Multiline Retail — 1.7%
42,900	Family Dollar Stores Inc.	949,806
10,000	Target Corp.	556,900

	Total Multiline Retail	1,506,706

Specialty Retail — 2.1%
23,000	Home Depot Inc.	943,920
15,200	Lowe’s Cos., Inc.	923,704

	Total Specialty Retail	1,867,624

	TOTAL CONSUMER DISCRETIONARY	11,147,059

CONSUMER STAPLES — 5.5%
Beverages — 2.5%
28,000	Coca-Cola Co.	1,197,840
17,500	PepsiCo Inc.	1,033,900

	Total Beverages	2,231,740

Food & Staples Retailing — 0.7%
19,000	Sysco Corp.	606,290

Household Products — 2.3%
29,500	Colgate-Palmolive Co.	1,562,320
10,237	Procter & Gamble Co.	573,170

	Total Household Products	2,135,490

	TOTAL CONSUMER STAPLES	4,973,520

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         11

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

ENERGY — 7.8%
Energy Equipment & Services — 2.1%
17,300	GlobalSantaFe Corp.	$770,715
17,400	Noble Corp.	1,120,212

	Total Energy Equipment & Services	1,890,927

Oil, Gas & Consumable Fuels — 5.7%
23,100	Apache Corp.	1,474,473
32,726	BP PLC, Sponsored ADR	2,173,006
24,800	Royal Dutch Shell PLC, ADR, Class A Shares	1,538,592

	Total Oil, Gas & Consumable Fuels	5,186,071

	TOTAL ENERGY	7,076,998

FINANCIALS — 19.0%
Capital Markets — 5.3%
45,000	Bank of New York Co., Inc.	1,408,050
7,100	Bear Stearns Cos., Inc.	751,180
16,200	Charles Schwab Corp.	246,240
10,000	Merrill Lynch & Co., Inc.	647,400
16,500	Morgan Stanley	897,765
11,100	State Street Corp.	613,053
4,500	T. Rowe Price Group Inc.	294,840

	Total Capital Markets	4,858,528

Commercial Banks — 1.1%
6,500	Fifth Third Bancorp.	261,105
11,500	Wells Fargo & Co.	692,300

	Total Commercial Banks	953,405

Consumer Finance — 5.6%
28,900	American Express Co.	1,438,353
5,100	Capital One Financial Corp.	389,385
29,750	MBNA Corp.	760,707
44,900	SLM Corp.	2,493,297

	Total Consumer Finance	5,081,742

Diversified Financial Services — 1.7%
41,648	JPMorgan Chase & Co.	1,525,150

Insurance — 5.3%
19,600	Ambac Financial Group Inc.	1,389,444
26,560	American International Group Inc.	1,721,088
14,000	Prudential Financial Inc.	1,019,060
11,300	XL Capital Ltd., Class A Shares	723,878

	Total Insurance	4,853,470

	TOTAL FINANCIALS	17,272,295

See Notes to Financial Statements.

12         Travelers Series Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 18.8%
Biotechnology — 6.6%
23,200	Amgen Inc.*	$1,757,632
23,300	Biogen Idec Inc.*	946,679
20,800	Genentech Inc.*	1,884,480
6,300	Genzyme Corp.*	455,490
27,800	ImClone Systems Inc.*	964,660

	Total Biotechnology	6,008,941

Health Care Equipment & Supplies — 2.8%
11,900	Guidant Corp.	749,700
22,200	Medtronic Inc.	1,257,852
11,200	St. Jude Medical Inc.*	538,384

	Total Health Care Equipment & Supplies	2,545,936

Health Care Providers & Services — 1.4%
7,600	Aetna Inc.	673,056
8,000	WellPoint Inc.*	597,440

	Total Health Care Providers & Services	1,270,496

Pharmaceuticals — 8.0%
16,500	Eli Lilly & Co.	821,535
14,000	Johnson & Johnson	876,680
65,000	Pfizer Inc.	1,413,100
68,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,622,656
34,200	Wyeth	1,523,952

	Total Pharmaceuticals	7,257,923

	TOTAL HEALTH CARE	17,083,296

INDUSTRIALS — 8.4%
Aerospace & Defense — 0.5%
12,800	Honeywell International Inc.	437,760

Air Freight & Logistics — 0.9%
10,800	United Parcel Service Inc., Class B Shares	787,752

Airlines — 1.4%
81,430	Southwest Airlines Co.	1,303,694

Electrical Equipment — 1.8%
76,700	American Power Conversion Corp.	1,640,613

Industrial Conglomerates — 2.1%
72,000	Tyco International Ltd.	1,900,080

Machinery — 0.8%
9,000	Illinois Tool Works Inc.	762,840

Road & Rail — 0.9%
20,300	Norfolk Southern Corp.	816,060

	TOTAL INDUSTRIALS	7,648,799

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         13

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 22.9%
Communications Equipment — 6.1%
57,500	Cisco Systems Inc.*	$1,003,375
63,300	Juniper Networks Inc.*	1,476,789
44,300	Motorola Inc.	981,688
112,200	Nokia Oyj, Sponsored ADR	1,887,204
49,100	Nortel Networks Corp.*	159,575

	Total Communications Equipment	5,508,631

Computers & Peripherals — 2.9%
33,300	Dell Inc.*	1,061,604
54,900	EMC Corp.*	766,404
29,300	Network Appliance Inc.*	801,648

	Total Computers & Peripherals	2,629,656

Electronic Equipment & Instruments — 1.8%
33,100	Agilent Technologies Inc.*	1,059,531
50,000	Vishay Intertechnology Inc.*	567,000

	Total Electronic Equipment & Instruments	1,626,531

IT Services — 2.2%
38,600	Accenture Ltd., Class A Shares	1,015,566
24,500	Paychex Inc.	949,620

	Total IT Services	1,965,186

Semiconductors & Semiconductor Equipment — 2.7%
17,700	Applied Materials Inc.	289,926
4,891	Freescale Semiconductor Inc., Class B Shares*	116,797
87,500	Intel Corp.	2,056,250

	Total Semiconductors & Semiconductor Equipment	2,462,973

Software — 7.2%
15,200	Amdocs Ltd. *	402,344
55,300	BEA Systems Inc.*	487,746
100,300	Microsoft Corp.	2,577,710
35,200	Oracle Corp.*	446,336
35,500	Siebel Systems Inc.	367,425
95,669	Symantec Corp.*	2,281,706

	Total Software	6,563,267

	TOTAL INFORMATION TECHNOLOGY	20,756,244

MATERIALS — 3.6%
Chemicals — 3.6%
22,400	Air Products & Chemicals Inc.	1,282,176
25,000	E.I. du Pont de Nemours & Co.	1,042,250
20,000	Praxair Inc.	988,200

	TOTAL MATERIALS	3,312,626

See Notes to Financial Statements.

14         Travelers Series Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

UTILITIES — 0.9%
Electric Utilities — 0.4%
10,000	Southern Co.	$349,900

Multi-Utilities — 0.5%
10,000	Consolidated Edison Inc.	455,000

	TOTAL UTILITIES	804,900

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $75,001,208)	90,075,737

Face Amount
SHORT-TERM INVESTMENT — 0.9%
Repurchase Agreement — 0.9%
$815,000	Interest in $687,604,000 joint tri-party repurchase agreement dated 10/31/05 with Banc of America Securities LLC, 4.000% due 11/1/05, Proceeds at maturity — $815,091; (Fully collateralized by various U.S. government agency & Treasury obligations, 0.000% to 7.250% due 11/7/05 to 8/6/38; Market value — $831,301) (Cost — $815,000)	815,000

	TOTAL INVESTMENTS — 100.1% (Cost — $75,816,208#)	90,890,737
	Liabilities in Excess of Other Assets — (0.1)%	(55,601)

	TOTAL NET ASSETS — 100.0%	$90,835,136

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $75,816,764.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         15

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $75,816,208)	$90,890,737
Cash	860
Dividends and interest receivable	56,608

Total Assets	90,948,205

LIABILITIES:
Investment advisory fee payable	46,189
Payable for Fund shares repurchased	19,393
Administration fee payable	4,575
Directors’ fees payable	2,961
Accrued expenses	39,951

Total Liabilities	113,069

Total Net Assets	$90,835,136

NET ASSETS:
Paid-in capital (Note 4)	$85,032,076
Undistributed net investment income	392,651
Accumulated net realized loss on investments	(9,664,120)
Net unrealized appreciation on investments	15,074,529

Total Net Assets	$90,835,136

Shares Outstanding	3,695,728

Net Asset Value	$24.58

See Notes to Financial Statements.

16         Travelers Series Fund Inc. 2005 Annual Report

Statements of Operations

For the period ended October 31, 2005(a)(b) and the year ended December 31, 2004

	2005	2004
INVESTMENT INCOME:
Dividends	$967,411	$1,260,729
Interest	17,470	9,166
Less: Foreign taxes withheld	(19,034)	(14,130)

Total Investment Income	965,847	1,255,765

EXPENSES:
Investment advisory fee (Note 2)	460,861	516,531
Administration fee (Note 2)	45,733	50,894
Audit and tax	19,600	17,716
Legal fees	15,969	18,234
Custody fees	10,793	11,104
Shareholder reports	8,727	8,427
Directors’ fees	8,379	9,863
Transfer agent fees (Note 2)	1,458	2,500
Miscellaneous expenses	1,658	1,132

Total Expenses	573,178	636,401
Less: Expense Reimbursement (Note 2)	—	(33,411)

Net Expenses	573,178	602,990

Net Investment Income	392,669	652,775

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	1,744,822	2,407,317

Change in Net Unrealized Appreciation/Depreciation From Investments	(1,152,396)	2,810,650

Net Gain on Investments	592,426	5,217,967

Increase in Net Assets From Operations	$985,095	$5,870,742

(a)	For the period January 1, 2005 to October 31, 2005.
(b)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         17

Statements of Changes in Net Assets

For the period ended October 31, 2005(a)(b) and the years ended December 31, 2004 and December 31, 2003

	2005	2004	2003
OPERATIONS:
Net investment income	$392,669	$652,775	$404,628
Net realized gain (loss)	1,744,822	2,407,317	(903,133)
Change in net unrealized appreciation/depreciation	(1,152,396)	2,810,650	18,313,058

Increase in Net Assets From Operations	985,095	5,870,742	17,814,553

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,746)	(672,844)	(392,136)

Decrease in Net Assets From Distributions to Shareholders	(2,746)	(672,844)	(392,136)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	5,741,116	15,844,946	5,724,855
Reinvestment of distributions	2,746	672,844	392,136
Cost of shares repurchased	(9,735,698)	(7,549,496)	(6,158,720)

Increase (Decrease) in Net Assets From Fund Share Transactions	(3,991,836)	8,968,294	(41,729)

Increase (Decrease) in Net Assets	(3,009,487)	14,166,192	17,380,688
NET ASSETS:
Beginning of period	93,844,623	79,678,431	62,297,743

End of period*	$90,835,136	$93,844,623	$79,678,431

* Includes undistributed net investment income of:	$392,651	$2,728	$22,797

(a)	For the period January 1, 2005 to October 31, 2005.
(b)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

See Notes to Financial Statements.

18         Travelers Series Fund Inc. 2005 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Social Awareness Stock Portfolio	2005(1)(2)		2004	2003(3)	2002	2001(3)	2000(3)
Net Asset Value, Beginning of Period	$24.30		$23.04	$17.97	$24.14	$28.76	$29.42

Income (Loss) From Operations:
Net investment income	0.10		0.17	0.12	0.08	0.11	0.14
Net realized and unrealized gain (loss)	0.18		1.26	5.06	(6.06)	(4.63)	(0.29)

Total Income (Loss) From Operations	0.28		1.43	5.18	(5.98)	(4.52)	(0.15)

Less Distributions From:
Net investment income	(0.00	)(4)	(0.17)	(0.11)	(0.19)	(0.10)	(0.16)
Net realized gains	—		—	—	—	—	(0.35)

Total Distributions	(0.00	)(4)	(0.17)	(0.11)	(0.19)	(0.10)	(0.51)

Net Asset Value, End of Period	$24.58		$24.30	$23.04	$17.97	$24.14	$28.76

Total Return(5)	1.16%		6.23%	28.85%	(24.81)%	(15.71)%	(0.49)%

Net Assets, End of Period (000s)	$90,835		$93,845	$79,678	$62,298	$83,344	$81,184

Ratios to Average Net Assets:
Gross expenses	0.75	%(6)	0.75%	0.78%	0.78%	0.74%	0.75%
Net expenses(7)	0.75	(6)	0.71 (8)	0.78	0.78	0.74	0.75
Net investment income	0.52	(6)	0.77	0.59	0.40	0.45	0.48

Portfolio Turnover Rate	6%		18%	38%	37%	22%	33%

(1)	For the period January 1, 2005 to October 31, 2005.
(2)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.
(3)	Per share amounts have been calculated using the average shares method.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.
(8)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Social Awareness Stock Portfolio (the “Fund”) is a separate investment fund of The Travelers Series Fund Inc. (“Company”). The Company, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

20         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the period, the Fund had no reclassifications.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser and administrator to the Fund. The Fund pays SBFM an investment advisory fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $50 million	0.650%
Next $50 million	0.550%
Next $100 million	0.450%
Over $200 million	0.400%

As compensation for its administrative services, the Fund pays SBFM an administration fee calculated at the annual rate of 0.06% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the period ended October 31, 2005, the Fund had a voluntary expense limitation in place of 1.25%. During the year ended December 31, 2004, SBFM reimbursed expenses in the amount of $33,411.

Citigroup Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset based fees that vary according to the size and type of account. PFPC is responsible for shareholder keeping and financial processing of all shareholder accounts and is paid by CTB.

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

Travelers Series Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

3.	Investments

During the period ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,110,935

Sales	9,517,072

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,969,383
Gross unrealized depreciation	(5,895,410)

Net unrealized appreciation	$15,073,973

4. Shares of Beneficial Interest

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares were as follows:

	Period Ended October 31, 2005*	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	239,976	708,617	283,273
Shares issued on reinvestment	115	27,780	17,094
Shares repurchased	(406,115)	(332,976)	(309,569)

Net Increase (Decrease)	(166,024)	403,421	(9,202)

*	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the periods ended October 31, 2005, December 31, 2004 and December 31, 2003 were as follows:

	2005	2004	2003
Distributions paid from:
Ordinary income	$2,746	$672,844	$392,136

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$392,651

Total undistributed earnings	$392,651
Capital loss carryforward*	(9,663,564)
Unrealized appreciation/(depreciation)(a)	15,073,973

Total Accumulated Earnings/(Losses) — Net	$5,803,060

*	During the taxable year ended October 31, 2005, the Fund utilized $1,744,822 of its capital loss carryover available from prior years.
(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2010	$(8,102,950)
10/31/2011	(1,560,614)

$(9,663,564)

These amounts will be available to offset any future taxable capital gains.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Travelers Series Fund Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently- filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment adviser believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment adviser and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty

24         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment adviser believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment adviser and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment adviser and its affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

9.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new management agreement between the Fund and the Manager which became effective on December 1, 2005.

Travelers Series Fund Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

26         Travelers Series Fund Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Social Awareness Stock Portfolio, a series of Travelers Series Fund Inc., as of October 31, 2005, and the related statements of operations for the ten-month period ended October 31, 2005 and the year ended December 31, 2004, the statements of changes in net assets for the ten-month period ended October 31, 2005 and for each of the years in the two-year period ended December 31, 2004, and the financial highlights for the ten-month period ended October 31, 2005 and for each of the years in the five-year period ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Stock Portfolio as of October 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

Travelers Series Fund Inc. 2005 Annual Report         27

Board Approval of Management Agreement (unaudited)

At meetings of the Board of Travelers Series Fund Inc., on behalf of its series, Social Awareness Stock Portfolio (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), the Board received information from the Fund’s manager, Smith Barney Fund Management LLC (the “Manager”), to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund. In voting to approve the Management Agreement, the Board, including the Independent Board Members, considered whether the approval would be in the best interest of the Fund and its shareholders based upon several factors including those discussed below.

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft

28         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement by the Manager were acceptable.

Fund Performance

The Board received and reviewed performance information for the Fund as well as for a group of comparable funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all variable insurance products classified as “specialty and miscellaneous funds” by Lipper, showed that the Fund’s performance, as of March 31, 2005, for the 1-year period was better than the median while the 3- and 5-year periods was within the median range (Lipper noted it did not calculate quintiles for the 10-year period due to the limited number of funds in the universe). The Board noted that the performance data reflected Travelers Series Trust — Social Awareness Stock Portfolio, a series of a registrant not overseen by the Board during those periods. Effective July 1, 2005, following shareholder approval, the series of the Trust was merged into the newly created portfolio under the Travelers Series Fund Inc. Based on their review, which included careful consideration of all the factors noted above, the Board concluded that the Fund’s relative performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed

Travelers Series Fund Inc. 2005 Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

information regarding fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the current distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors were expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 variable insurance portfolio funds (including the Fund) classified as “specialty and miscellaneous funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable. The Board also noted that the fee information reflected Travelers Series Trust — Social Awareness Stock Portfolio, a series of a registrant not overseen by the Board during those periods. Effective July 1, 2005, following shareholder approval, the series of the Trust was merged into the newly created portfolio under the Travelers Series Fund Inc.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Board under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board determined that the Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has

30         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Fund realizes or might realize economies of scale or how great they may be.

The Board noted that the Fund had reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for sharing economies of scale with shareholders as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the asset level. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Management Agreement to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

Travelers Series Fund Inc. 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and

32         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under the applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Travelers Series Fund Inc. 2005 Annual Report         33

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors†:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (of a publicly held French Company- media management operations), SEACOR Smit, Inc. and Holdings Inc, (offshore marine services provider), Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1941	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	11	None

34         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Asset Management (“CAM”) Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000); formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

Travelers Series Fund Inc. 2005 Annual Report         35

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

William Theriault CAM 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1966	Vice President and Investment Officer	Since 2005	Director of CAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM; Director of CAM (2000 to 2005); Director of Compliance, North America, CAM (2000 to 2005); Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, of SBFM and CFM; formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

36         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Travelers Series Fund Inc. 2005 Annual Report         37

Special Shareholder Meeting (unaudited)

Shareholder Response Summary Report

The Travelers Series Trust

Social Awareness Stock Portfolio

June 27, 2005

To approve or disapprove an Agreement and Plan of Reorganization whereby the Social Awareness Stock Portfolio of The Travelers Series Trust (the “Trust Portfolio”) will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. The Plan contemplates (a) the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of the Fund Portfolio, and (b) the distribution of such shares of the Fund Portfolio to the shareholders of the Trust Portfolio in connection with the liquidation of the Trust Portfolio.

No. of Shares
Affirmative	3,318,707.880
Against	245,197.754
Abstain	304,915.366

Total	3,868,821.000

38         Travelers Series Fund Inc. 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005:

Record Date:	6/23/2005
Payable Date:	6/24/2005

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Travelers Series Fund Inc. 2005 Annual Report         39

Travelers Series Fund Inc.

Social Awareness Stock Portfolio

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

William Theriault

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, CT 06103-3415

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. — Social Awareness Stock Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03332 12/05	05-9433

Travelers Series Fund Inc.

Social Awareness Stock Portfolio

The Fund is a separate investment fund of the Travelers Series Fund Inc., a Maryland corporation.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund’s shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period and a description of the policies and procedures that the Fund use us to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,000 in 2004 and $177,500 in 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Travelers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,400 in 2004 and $37,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Travelers Series Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Travelers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Travelers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Travelers Series Funds Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Travelers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Travelers Series Fund Inc.

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Travelers Series Fund Inc.

Date: January 9, 2006

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza) Chief Financial Officer of Travelers Series Fund Inc.

Date: January 9, 2006